SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8K-A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2000.

          VentureNet Capital Group, Inc. (formerly, VentureNet, Inc.)
             (Exact Name of Registrant as specified in its charter)

Delaware                              33-21481-FW                   76-0246940
(State of Incorporation)          (Commission file No.)           (IRS Employer
                                                                    ID Number)

         405 Central Avenue, Lobby Level, St. Petersburg, Florida 33701
                         (Address of Principal Offices)

                  Registrant's telephone number: 727-896-9696

Item 5. Other Events

         On July 20, 2000 the Registrant filed an 8-K, announcing that on June 14, 2000 the Registrant changed its name to VentureNet, Inc. and that its trading symbol changed to VNTN. The name "VentureNet, Inc.," however, was taken by another entity. Accordingly, the Registrant changed its name to VentureNet Capital Group, Inc. on July 27, 2000. The Registrant will maintain its trading symbol as VNTN.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VentureNet Capital Group, Inc.

Date: August 28, 2000                  By: /s/ Michael N. Brette
                                           -------------------------------------
                                           Michael N. Brette, Pres.